UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 5, 2002

Ultratech Stepper, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-22248	94-3169580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Zanker Road, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 321-8835

Not Applicable
(Former name or former address, if changed since last report)

Item 7.                    Exhibits

Exhibit	Description

99.1	Press Release by Company, dated September 5, 2002.

Item 9.                    Regulation FD Disclosure

On September 5, 2002 Ultratech Stepper Inc. released an announcement under the heading “Ultratech Stepper Announces Cost Reduction Plan.” The full text of this message is included as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ULTRATECH STEPPER, INC.
(Registrant)

Date:	September 5, 2002	By:	/s/	BRUCE R. WRIGHT
Bruce R. Wright
Senior Vice President, Finance and Chief Financial
Officer (Duly Authorized Officer and Principal
Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release by Company September 5, 2002.